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                                                                     EXHIBIT 10j

                              ROWAN COMPANIES, INC.
                       2800 POST OAK BOULEVARD, SUITE 5450
                            HOUSTON, TEXAS 77056-6196


Fax:  401 / 752-4827

                                    September 14, 1999



Ms. Jane Levoie
Textron Financial Corporation
40 Westminster St.
Providence, RI  02903

Re:  Bareboat Charter dated December 1, 1984 for the Rowan-Halifax


Dear Ms. Levoie:

         Reference is made to the Bareboat Charter dated as of December 1, 1984 between Rowan Companies, Inc., as Charterer, and Wilmington Trust Company, as Owner Trustee for Textron Financial Corporation, relating to the Rowan-Halifax drilling rig.

         Rowan hereby serves notice of its election to renew the Bareboat Charter after the Basic Term for an additional 7.5 years as specified under
Section 18(a). Attached are Rowan's weighted average calculations in order to determine the Fixed Rental Renewal rate during such Renewal Term.

                                                          Sincerely,

                                                          ROWAN COMPANIES, INC.


                                                          /s/ E. E. THIELE
                                                          E. E. Thiele
                                                          Senior Vice President


EET:sg

cc:      Mr. Michael Oller, Jr.                      302 / 651-8282
         Corporate Trust Administrator               302 / 651-8882 Fax
         Wilmington Trust Company
         1100 North Market St.
         Rodney Square North
         Wilmington, Delaware 19890


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                                                                     EXHIBIT 10j
                            [TFC TEXTRON LETTERHEAD]
                                The First Choice



September 27, 1999




E. E. Thiele
Senior Vice President
Rowan Companies, Inc.
5450 Transco Tower
2800 Post Oak Boulevard
Houston, TX  77056-6196

Re:  Bareboat Charter dated December, 1984 for the Rowan-Halifax

Dear Ed:

TFC acknowledges receipt of your letter dated September 14, 1999 wherein you give notice of your election under Section 18 of the Bareboat Charter to renew the Bareboat Charter after the Basic Term for an additional 7.5 years for a semiannual fixed rental renewal of $2,617,489.13, payable in arrears on March 15 and September 15 of each year. The renewal term will commence on September 16, 2000 and end on March 15, 2008. The first semi-annual rental of $2,617,489.13 will be due on March 15, 2001.

Very truly yours,


/s/ JANE M. LAVOIE
Jane M. Lavoie
Assistant Vice President